UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

Exchange Act of 1934 (Amendment No.        )

Filed by Registrant ☑    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

DWS GLOBAL HIGH INCOME FUND, INC.

DWS HIGH INCOME OPPORTUNITIES FUND, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

DWS GLOBAL HIGH INCOME FUND, INC. (“LBF”)

DWS HIGH INCOME OPPORTUNITIES FUND, INC. (“DHG”)

345 PARK AVENUE

NEW YORK, NEW YORK 10154

NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 4, 2013

This is the formal notice for the joint annual meeting of LBF and DHG (individually, a “Fund” and collectively the “Funds”). It tells you the proposal that will be voted on and the time and place of the joint annual meeting, in the event you choose to attend in person.

To the stockholders of the Funds:

A joint annual meeting of the stockholders of each Fund will be held September 4, 2013 at 1:00 p.m. (Eastern time), at 60 Wall Street, New York, New York 10005 (the “Meeting”), to consider the following proposal (the “Proposal”):

PROPOSAL:	To elect Board Members to the Board of each Fund as outlined below:

(A)	For LBF, to elect four Class II Board Members to the Board of the Fund, each to hold office until the Fund’s 2016 annual meeting of stockholders and until his or her respective successor has been duly elected and qualifies; and

(B)	For DHG, to elect four Class III Board Members to the Board of the Fund, each to hold office until the Fund’s 2016 annual meeting of stockholders and until his or her respective successor has been duly elected and qualifies.

The persons named as proxies will vote in their discretion on any other business that properly may come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of each Fund at the close of business on July 3, 2013 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO ELECT EACH BOARD MEMBER NOMINEE.

This notice and the related proxy material are being mailed to stockholders on or about July 18, 2013. This proxy is being solicited on behalf of your Fund’s Board.

By Order of the Board

John Millette

Secretary

July 16, 2013

We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet so that you will be represented at the Meeting. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or via the Internet), we will vote it exactly as you tell us. If you simply sign the proxy card, we will vote it in accordance with the Board’s recommendation on the Proposal. Your prompt return of the enclosed proxy card (or your voting by telephone or via the Internet) may prevent the necessity and expense of further solicitations. If you have any questions, please call Georgeson Inc., your Fund’s proxy solicitor, at the special toll-free number we have set up for you (866-828-4305), or contact your financial advisor.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Both parties should sign, and the name(s) of the party or parties signing should conform exactly to the name(s) shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp	ABC Corp John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. F/b/o John B. Smith Jr.	John B. Smith
GMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

JOINT PROXY STATEMENT

FOR THE JOINT ANNUAL MEETING OF STOCKHOLDERS

JULY 16, 2013

GENERAL

This joint proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of each of DWS Global High Income Fund Inc., a Maryland corporation (“LBF”) and DWS High Income Opportunities Fund, Inc., a Maryland corporation (“DHG” and with LBF, each a “Fund” and collectively the “Funds”), for use at the joint annual meeting of stockholders of the Funds to be held at 60 Wall Street, New York, New York 10005 on September 4, 2013 at 1:00 p.m. (Eastern time), and at any and all adjournments or postponements thereof (the “Meeting”). The principal executive address of each Fund is 345 Park Avenue, New York, New York 10154.

This Proxy Statement, along with the enclosed Notice of Joint Annual Meeting of Stockholders and the accompanying proxy card (the “Proxy Card”), is first being mailed to stockholders on or about July 18, 2013. It explains what you should know before voting on the proposal described herein. Please read it carefully and keep it for future reference.

The term “Board,” as used herein, refers to the board of directors of each Fund. The term “Board Member,” as used herein, refers to a person who serves as a director of a Fund (a “Director”).

The Meeting is being held to consider and to vote on the following proposal (the “Proposal”) for each Fund, as indicated below and as described more fully herein, and such other matters as properly may come before the Meeting:

PROPOSAL: To elect Board Members to the Board of each Fund as outlined below:

(A)	For LBF, to elect four Class II Board Members to the Board of the Fund, each to hold office until the Fund’s 2016 annual meeting of stockholders and until his or her respective successor has been duly elected and qualifies; and

(B)	For DHG, to elect four Class III Board Members to the Board of the Fund, each to hold office until the Fund’s 2016 annual meeting of stockholders and until his or her respective successor has been duly elected and qualifies.

THE BOARD OF EACH FUND RECOMMENDS THAT STOCKHOLDERS VOTE

FOR THE PROPOSAL TO ELECT EACH

BOARD MEMBER NOMINEE.

The vote required to approve the Proposal is described under “Proposal-Election of Board Members — Required Vote” and “Additional Information — Quorum and Required Vote.”

The persons named as proxies will vote in their discretion on any other business that properly may come before the Meeting or any adjournments or postponements thereof.

The most recent Annual Report of each Fund, containing audited financial statements for the applicable fiscal years (a “Report”), previously has been furnished to each Fund’s stockholders. An additional copy of a Report and the most recent Semi-Annual Report succeeding a Report, if any, will be furnished without charge upon request by writing to a Fund at 345 Park Avenue, New York, New York 10154, or by calling 1-800-349-4281. Reports also are available on the DWS website at www.dws-investments.com or at the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

PROPOSAL

ELECTION OF BOARD MEMBERS

Stockholders of each Fund are being asked to elect Board Members to the Board of their Fund as described below.

Pursuant to each Fund’s charter and Amended and Restated By-Laws, the Board has been divided into three (3) classes with Board Members of each class being elected to serve until the third annual meeting following their election. Effective January 9, 2013, each Fund’s Board increased the number of Board Members and appointed Michael J. Woods, an executive officer of Deutsche Asset & Wealth Management, as a Class III Board Member of LBF to serve until the annual meeting of stockholders in 2014 and until his successor is duly elected and qualifies and as a Class II Board member of DHG to serve until the annual meeting of stockholders in 2015 and until his successor is duly elected and qualifies.

For LBF, at the Meeting, four (4) Class II Board Members are to be elected by stockholders of the Fund for a term expiring at the annual meeting of stockholders in 2016 and until their successors are duly elected and qualify. The Class II Board Member nominees standing for election at the Meeting are: Mr. Keith R. Fox, Mr. Kenneth C. Froewiss, Mr. Richard J. Herring and Ms. Jean Gleason Stromberg. For DHG, at the Meeting, four (4) Class III Board Members are to be elected by stockholders of the Fund for a term expiring at the annual meeting of stockholders in 2016 and until their successors are duly elected and qualify. The Class III Board Member nominees standing for election at the Meeting are: Mr. Henry P. Becton, Jr., Mr. Paul K. Freeman, Mr. William McClayton and Ms. Jean Gleason Stromberg.

The individuals nominated for election as Board Members of each Fund at the Meeting (the “Board Member Nominees”) were nominated by the Fund’s Board upon the recommendation of the Board’s Nominating and Governance Committee. The Board Member Nominees currently serve as Board Members of each Fund, and currently serve as Board Members of other DWS funds advised by Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”).

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the Board Member Nominees unless the proxy is marked otherwise. Each of the Board Member Nominees has consented to being named in the Proxy Statement and has agreed to serve as a Board Member of a Fund if elected. However, should any Board Member Nominee become unable or unwilling to serve prior to the Meeting, the persons named as proxies may vote your shares for substitute nominees, if any, recommended by the Board of the Fund.

Information Concerning the Board Member Nominees and Board Members

Information is provided below as of July 1, 2013 for the Board Member Nominees and continuing Board Members for each Fund’s Board. All but one of the Board Member Nominees and continuing Board Members are “non-interested” Board Members, as that term is used in the Investment Company Act of 1940 (“Independent Board Members”). Michael J. Woods is an “interested” Board Member as a result of his positions held with Deutsche Asset & Wealth Management. See pages 10-11 for further discussion of the qualifications of the Board Member Nominees and continuing Board Members.

Board Members/Nominees:

Name and Year of Birth	Business Experience and Directorships During the Past 5 Years	Position(s) with the DWS Funds(1), Length of Time Served(2), Position(s) Nominated For and Continuing Directorships
Independent Board Members
Keith R. Fox, CFA (1954)	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986); Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	Board Member since 1996. Nominee as Class II Director for LBF to serve until 2016 Stockholder Meeting Continuing Class II Director for DHG until 2015 Stockholder Meeting
Kenneth C. Froewiss (1945)	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); formerly, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	Board Member since 2001 and Chairperson since 2013(3). Nominee as Class II Director for LBF to serve until 2016 Stockholder Meeting Continuing Class I Director for DHG until 2014 Stockholder Meeting

Name and Year of Birth	Business Experience and Directorships During the Past 5 Years	Position(s) with the DWS Funds(1), Length of Time Served(2), Position(s) Nominated For and Continuing Directorships
Richard J. Herring (1946)	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Independent Director of Barclays Bank Delaware (since September 2010); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	Board Member since 1990. Nominee as Class II Director for LBF to serve until 2016 Stockholder Meeting Continuing Class II Director for DHG until 2015 Stockholder Meeting
Henry P. Becton, Jr. (1943)	Vice Chair and former President, WGBH Educational Foundation; Directorships: Lead Director, Becton Dickinson and Company (medical technology company); Lead Director, Belo Corporation (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	Board Member since 1990. Nominee as Class III Director for DHG to serve until 2016 Stockholder Meeting. Continuing Class I Director for LBF until 2015 Stockholder Meeting

Name and Year of Birth	Business Experience and Directorships During the Past 5 Years	Position(s) with the DWS Funds(1), Length of Time Served(2), Position(s) Nominated For and Continuing Directorships
Paul K. Freeman (1950)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorship: Denver Zoo Foundation (December 2012-present); former Directorship: Prisma Energy International	Board Member since 1993. Nominee as Class III Director for DHG to serve until 2016 Stockholder Meeting Continuing Class I Director for LBF until 2015 Stockholder Meeting
William McClayton (1944)	Private equity investor (since October 2009); previously: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival

Board Member since 2004; and Vice Chairperson since 2013(3).

Nominee as Class III Director for DHG to serve until 2016 Stockholder Meeting

Continuing Class III Director for LBF until 2014 Stockholder Meeting

Jean Gleason Stromberg (1943)	Retired; formerly: Consultant (1997-2001); Director, Financial Markets, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996); Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	Board Member since 1997. Nominee as Class II Director for LBF to serve until 2016 Stockholder Meeting Nominee as Class III Director for DHG to serve until 2016 Stockholder Meeting

(1)	Each Board Member Nominee currently oversees 102 funds in the DWS funds complex.

(2)	The length of time served represents the year in which the Board Member joined the Board of one or more DWS funds currently overseen by the Board.

(3)	Effective January 9, 2013.

Continuing Board Members

Name and Year of Birth	Business Experience and Directorships During the Past 5 Years	Position(s) with the DWS Funds(1) and Length of Time Served(2); Continuing Directorships
Independent Board Members
John W. Ballantine (1946)	Retired; formerly: Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); Directorships: Chairman of the Board, Healthways Inc. (provider of disease and care management services) (2003-present); Portland General Electric (utility company) (2003-present); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	Board Member since 1999. Continuing Class I Director for LBF until 2015 Stockholder Meeting Continuing Class I Director for DHG until 2014 Stockholder Meeting
Dawn-Marie Driscoll (1946)	President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988); Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012); Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	Board Member since 1987. Continuing Class I Director for LBF until 2015 Stockholder Meeting Continuing Class I Director for DHG until 2014 Stockholder Meeting

Name and Year of Birth	Business Experience and Directorships During the Past 5 Years	Position(s) with the DWS Funds(1) and Length of Time Served(2); Continuing Directorships
Rebecca W. Rimel (1951)	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994-present); Directorships: Becton Dickinson and Company (medical technology company) (2012-present); CardioNet, Inc. (health care) (2009-present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	Board Member since 1995. Continuing Class III Director for LBF until 2014 Stockholder Meeting Continuing Class I Director for DHG until 2014 Stockholder Meeting
William N. Searcy, Jr. (1946)	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	Board Member since 1993. Continuing Class III Director for LBF until 2014 Stockholder Meeting Continuing Class II Director for DHG until 2015 Stockholder Meeting
Robert H. Wadsworth (1940)	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	Board Member since 1999. Continuing Class III Director for LBF until 2014 Stockholder Meeting Continuing Class II Director for DHG until 2015 Stockholder Meeting

Name and Year of Birth	Business Experience and Directorships During the Past 5 Years	Position(s) with the DWS Funds(1) and Length of Time Served(2); Continuing Directorships
Interested Board Member(3)
Michael J. Woods (1967)	Managing Director(4), Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset & Wealth Management (“AWM”) Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and U.S. Regional Head of DWS Investments; formerly, Sr. V.P., Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009); CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007); Managing Director – U.S. Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006); Directorships: The Children’s Village, The Big Brothers Big Sisters Organization and The Mutual Fund Education Alliance

Board Member since 2013(5); and Executive Vice President since 2013(5).

Continuing Class III Director for LBF to serve until 2014 Stockholder Meeting

Continuing Class II Director for DHG to serve until 2015 Stockholder Meeting

(1)

Each continuing Board Member, except Mr. Wadsworth and Mr. Woods, currently oversees 102 funds in the DWS funds complex. Mr. Wadsworth currently oversees 105 funds in the DWS funds complex and Mr. Woods currently oversees 38 funds in the fund complex.

(2)	The length of time served represents the year in which the Board Member joined the Board of one or more DWS funds currently overseen by the Board.

(3)	Mr. Woods is considered an “interested person” of the Funds as a result of his positions held with Deutsche Asset & Wealth Management.

(4)	Executive title, not a Board membership.

(5)	Effective January 9, 2013.

Unless otherwise noted, each Board Member and Board Member Nominee has engaged in the principal occupation(s) noted in the tables above for at least the most recent five years, although not necessarily in the same capacity. The mailing address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. The mailing address of Mr. Woods is 60 Wall Street, New York, NY 10005.

As reported to the Funds, Exhibit A to this Proxy Statement sets forth the dollar range of equity securities and number of shares beneficially owned by each Board Member in each Fund as of July 3, 2013.

Exhibit A also sets forth the aggregate dollar range of equity securities beneficially owned by each Board Member in all DWS funds overseen by the Board Member as of July 3, 2013.

The Nominating and Governance Committee of the Board of each Fund is responsible for recommending proposed nominees for election to the full Board for its approval. In recommending the election of the current Board Members, the Committee generally considered the educational, business and professional experience of each Board Member in determining his or her qualifications to serve as a Board Member, including the Board Member’s record of service as a director or trustee of public and private organizations. In the case of most Board Members, this included their many years of previous service as a director or trustee of certain of the DWS funds. This previous service has provided these Board Members with a valuable understanding of the history of the DWS funds and the DIMA organization and has also served to demonstrate their high level of diligence and commitment to the interests of Fund stockholders and their ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Board Members:

John W. Ballantine — Mr. Ballantine’s experience in banking, financial risk management and investments acquired in the course of his service as a senior executive of a major U.S. bank.

Henry P. Becton, Jr. — Mr. Becton’s professional training and experience as an attorney, his experience as the chief executive officer of a major public media company and his experience as lead director of two NYSE companies, including his service at various times as the chair of the audit, compensation and nominating committees of one or both of such boards.

Dawn-Marie Driscoll — Ms. Driscoll’s professional training and experience as an attorney, her expertise as a consultant, professor and author on the subject of business ethics, her service as a member of the executive committee of the Independent Directors Council of the Investment Company Institute and her experience as a director of an insurance company serving the mutual fund industry.

Keith R. Fox — Mr. Fox’s experience as the chairman and a director of various private operating companies and investment partnerships and his experience as a director and audit committee member of several public companies. In addition, he holds the Chartered Financial Analyst designation.

Paul K. Freeman — Dr. Freeman’s professional training and experience as an attorney and an economist, his experience as the founder and chief executive officer of an insurance company, his experience as a senior executive and consultant for various companies focusing on matters relating to risk management and his service on the Independent Directors Council of the Investment Company Institute.

Kenneth C. Froewiss — Dr. Froewiss’ professional training and experience as an economist, his experience in finance acquired in various professional positions with governmental and private banking organizations and his experience as a professor of finance at a leading business school.

Richard J. Herring — Mr. Herring’s experience as a professor of finance at a leading business school and his service as an advisor to various professional and governmental organizations.

William McClayton — Mr. McClayton’s professional training and experience in public accounting, including his service as a senior partner of a major public accounting firm focusing on financial markets companies and his service as a senior executive of a public management consulting firm.

Rebecca W. Rimel — Ms. Rimel’s experience on a broad range of public policy issues acquired during her service as the executive director of a major foundation and her experience as a director of several public companies.

William N. Searcy, Jr. — Mr. Searcy’s experience as an investment officer for various major public company retirement plans, which included evaluation of unaffiliated investment advisers and supervision of various administrative and accounting functions.

Jean Gleason Stromberg — Ms. Stromberg’s professional training and experience as an attorney specializing in federal securities law, her service in a senior position with the Securities and Exchange Commission and the U.S. Government Accountability Office and her experience as a director and audit committee member of several major non-profit organizations.

Robert H. Wadsworth — Mr. Wadsworth’s experience as an owner and chief executive officer of various businesses serving the mutual fund industry, including a registered broker-dealer and a registered transfer agent, and his previous service as a director and/or senior executive officer of several mutual funds.

Michael J. Woods — Mr. Woods’ experience as a senior executive in various parts of Deutsche Bank’s investment management business and his current service as the chief executive officer of DWS Investments Distributors.

Officers

The officers of each Fund are set forth in Exhibit B hereto.

Compensation of Board Members and Officers

Each Independent Board Member receives compensation from the Funds for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Board Members and Fund officers who are officers, directors, employees or stockholders of Deutsche Asset & Wealth Management or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of the Deutsche Asset & Wealth Management division of Deutsche Bank AG, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds.

Exhibit C to this Proxy Statement sets forth compensation paid to each Independent Board Member by each Fund for its most recently completed fiscal year and to each Independent Board Member by the DWS funds complex for the calendar year ended December 31, 2012.

Board Structure

The primary responsibility of each Fund’s Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. SEC rules currently require a majority of the board members of a fund to be “independent” if the fund takes advantage of certain exemptive rules under the 1940 Act. If the Board Member Nominees are elected by stockholders, each Board will be comprised of thirteen individuals, all but one of whom are Independent Board Members. Each of the Board Member Nominees that will be considered an Independent Board Member, if elected, has been selected and nominated solely by the current Independent Board Members of the Fund.

Each Fund’s Board meets multiple times during the year to review investment performance and other operational matters, including regulatory and compliance related policies and procedures. Furthermore, the Independent Board Members review the fees paid to the Advisor and its affiliates for investment advisory services and other services. Each Board has adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Board Members in performing their duties. For example, the Independent Board Members select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel. An Independent Board Member, Mr. Froewiss, currently serves as Chairperson of the Board of each Fund.

During calendar year 2012, the Board of each Fund met six (6) times. Each Board Member attended at least 75% of the respective meetings of each Board and the committees (if a member thereof) held during calendar year 2012.

The Board of each Fund provides a process for stockholders to send communications to the Board. Correspondence should be sent by U.S. mail or courier service to Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078, who will forward it to a specific Board Member if addressed to that Board Member.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the DWS funds, each Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board as they deem appropriate. Each committee may utilize the resources of the Fund’s counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendations of the Nominating and Governance Committee. The membership and chair of each committee consists solely of Independent Board Members.

Each Board has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of each Fund’s affairs. While risk management is the primary responsibility of each Fund’s investment advisor, the Board regularly receives reports regarding investment risks and compliance risks. The Board’s committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the DWS funds and to discuss with each Fund’s investment advisor and administrator how it monitors and controls such risks.

The Board of each Fund has established the following standing committees: Audit Committee, Nominating and Governance Committee, Contract Committee, Fixed-Income and Asset Allocation Oversight Committee, Operations Committee and Dividend Committee (each a “Committee”). The Board of each Fund also has an Equity

Oversight Committee which has no responsibility with respect to the Funds. For each Committee, a written charter setting forth the Committee’s responsibilities was adopted by the Board. The function, membership and number of meetings held in calendar year 2012 for each Committee is discussed below. All Committee members are Independent Board Members.

Audit Committee.  The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) a Fund’s accounting and financial reporting policies and procedures, (3) a Fund’s compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for a Fund. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for its Funds, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. Each Fund’s Audit Committee is governed by the Audit Committee Charter, which is available at https://www.dws-investments.com/EN/docs/products/Audit_Committee_Charter.pdf. Each Fund’s Audit Committee is comprised of only Independent Board Members who are “independent” as defined in the New York Stock Exchange (“NYSE”) listing standards applicable to closed-end funds. Pursuant to the charter of each Fund’s Audit Committee, no member of the Audit Committee shall serve on the audit committee of more than three public companies unless the Board determines that such simultaneous service would not impair the ability of the Audit Committee member to serve effectively on the committee. At its January 2012 meeting, the Board of each Fund considered the fact that Mr. Richard Herring had begun simultaneous service on more than three public company audit committees and determined that such service would not impair his ability to effectively serve on the Audit Committee. During the calendar year 2012, the Audit Committee for LBF held eight (8) meetings and the Audit Committee for DHG held six (6) meetings.

For the 2012 fiscal year, each Fund’s Audit Committee reviewed and discussed the audited financial statements with management. Each Fund’s Audit Committee also discussed with the independent registered public accounting firm for each Fund the matters required to be discussed by Statement on Auditing Standards No. 114 (The Auditor’s Communications With Those Charged With Governance). Each Fund’s independent registered public accounting firm provided the Fund’s

Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committees Concerning Independence), and each Fund’s Audit Committee discussed with representatives of the Fund’s independent registered public accounting firm their firm’s independence, including the matters described on page 21. Based on its review of each Fund’s financial statements and discussions with management and each Fund’s independent registered public accounting firm and other written disclosure provided by the independent registered public accounting firms, each Fund’s Audit Committee recommended to its Fund’s Board that the audited financial statements be included in the annual report provided to stockholders for its Fund’s 2012 fiscal year. The current members of each Fund’s Audit Committee are:

Paul K. Freeman (Chair)

William McClayton (Vice Chair)

John W. Ballantine

Henry P. Becton, Jr.

Richard J. Herring

Nominating and Governance Committee.  The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, Board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee has not established specific, minimum qualifications that must be met by an individual to be considered by the Nominating and Governance Committee for nomination as a Board Member. The Nominating and Governance Committee may take into account a wide variety of factors in considering Board Member candidates, including, but not limited to: (i) relevant industry and related experience, (ii) educational background, (iii) financial expertise, (iv) an assessment of the candidate’s ability, judgment and expertise, (v) the current composition of the Board, and (vi) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board. Each Fund’s Nominating and Governance Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Governance Committee reviews recommendations by stockholders for candidates for Board positions on the same basis as candidates recommended by other sources. Stockholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78,

Short Hills, NJ 07078. Each Fund’s Nominating and Governance Committee is governed by a Nominating and Governance Committee Charter, which is available at https://www.dws-investments.com/ EN/docs/products/Nominating_and_Governance_Committee.pdf. Each Fund’s Nominating and Governance Committee is comprised of only Independent Board Members who are “independent” as defined in the NYSE listing standards applicable to closed-end funds. The current members of each Fund’s Nominating and Governance Committee are Rebecca W. Rimel (Chair), Henry P. Becton, Jr. (Vice Chair), John W. Ballantine and William McClayton. During the calendar year 2012, the Nominating and Governance Committee of each Fund’s Board held six (6) meetings.

Contract Committee.  The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually (a) a Fund’s financial arrangements with DIMA and its affiliates, and (b) a Fund’s expense ratios. The current members of each Fund’s Contract Committee are Keith R. Fox (Chair), Robert H. Wadsworth (Vice Chair), Dawn-Marie Driscoll, Paul K. Freeman, Richard J. Herring, William N. Searcy, Jr. and Jean Gleason Stromberg. During the calendar year 2012, the Contract Committee of each Fund’s Board held nine (9) meetings.

Fixed-Income and Asset Allocation Oversight Committee.  The Fixed-Income and Asset Allocation Oversight Committee (formerly, Fixed Income and Quant Oversight Committee) reviews the investment operations of those funds that primarily invest in fixed-income securities or pursue an asset allocation strategy. The current members of each Fund’s Fixed-Income and Asset Allocation Oversight Committee are John W. Ballantine (Chair), William N. Searcy, Jr. (Vice Chair), Dawn-Marie Driscoll, Paul K. Freeman and Richard J. Herring. During the calendar year 2012, the Fixed-Income and Quant Oversight Committee (now the Fixed Income and Asset Allocation Oversight Committee) of each Fund’s Board held six (6) meetings.

Operations Committee. The Operations Committee reviews the administrative operations and general compliance matters of a Fund. The Operations Committee reviews administrative matters related to the operations of a Fund, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of a Fund’s securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in a Fund’s Valuation Procedures. The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The current members of each Fund’s Operations Committee are Jean Gleason Stromberg (Chair), Dawn-Marie Driscoll (Vice Chair), Keith R. Fox, Rebecca W. Rimel, William N. Searcy, Jr. and Robert H. Wadsworth. The current members of each Fund’s Valuation Sub-Committee are William N. Searcy, Jr., Robert H. Wadsworth, Dawn-Marie Driscoll (Alternate), Keith R. Fox (Alternate), Rebecca W. Rimel (Alternate) and Jean Gleason Stromberg (Alternate). During the calendar year 2012, the Operations Committee of each Fund’s Board held six (6) meetings and the Valuation Sub-Committee of each Fund’s Board held no meetings.

Dividend Committee.  The Dividend Committee authorizes dividends and other distributions. The Dividend Committee meets on an as-needed basis. The current members of each Fund’s Dividend Committee are Kenneth C. Froewiss and Robert H. Wadsworth, with alternates John W. Ballantine, Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Paul K. Freeman, Richard J. Herring, William McClayton, Rebecca W. Rimel, William N. Searcy, Jr. and Jean Gleason Stromberg. During the calendar year 2012, the Dividend Committee of each Fund’s Board did not meet.

Ad Hoc Committees.  In addition to the standing committees described above, from time to time the Board of a Fund may also form ad hoc committees to consider specific issues.

Required Vote

The election of a Board Member Nominee requires the affirmative vote of a majority of the shares outstanding and entitled to vote.

Recommendation of the Board

The Board of your Fund believes that the election of each Board Member Nominee is in the best interests of your Fund. Accordingly, the Board of your Fund unanimously recommends that stockholders vote FOR the election of each Board Member Nominee for your Fund as set forth in the Proposal.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM—DHG

The Board, including the Independent Board Members, has selected Ernst & Young LLP (“E&Y”) to act as independent registered public accounting firm to audit the books and records of DHG for the current fiscal year. E&Y has served the Fund in this capacity since the Fund was organized and has no direct or indirect financial interest in the Fund except as the independent registered public accounting firm. Representatives of E&Y will not be present at the Meeting.

The following table shows the amount of fees that E&Y billed to (i) the Fund during the Fund’s last two fiscal years; and (ii) DIMA and any entity controlling, controlled by, or under common control with DIMA (collectively, the “DIMA Entities”) that provides ongoing services to the Fund, for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years. The Fund’s Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund and DIMA Entities

	Audit Fees Billed to	Audit Related Fees Billed to(2)		Tax Fees Billed to		All Other Fees Billed to(5)
Fiscal Year Ended September 30,	Fund(1)	Fund	DIMA Entities	Fund(3)	DIMA Entities(4)	Fund	DIMA Entities
2012	$69,052	$0	$0	$7,425	$359,967	$0	$0
2011	$67,607	$0	$0	$7,209	$285,550	$0	$0

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.” They were for services in connection with an assessment of internal controls and additional related procedures.

(3)	“Tax Fees” for the Fund were billed for professional services rendered for tax return preparation.

(4)	“Tax Fees” for the DIMA Entities were billed in connection with tax compliance services and agreed upon procedures.

(5)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

Non-Audit Services.  The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Fund’s Audit Committee pre-approved all non-audit services that E&Y provided to the DIMA Entities that related directly to the Fund’s operations and financial reporting. The Fund’s Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the DIMA Entities. The Fund’s Audit Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended September 30,	Total Non- Audit Fees Billed to Fund (A)	Total Non-Audit Fees Billed to DIMA Entities (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees Billed to DIMA Entities (all other engagements) (C)	Total of (A), (B) and (C)
2012	$7,425	$359,967	$598,855	$966,247
2011	$7,209	$285,550	$444,562	$737,321

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA Entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, the Fund’s Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund’s independent registered public accounting firm and (ii) all non-audit services to be performed by the Fund’s independent registered public accounting firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of the Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre-approvals shall be presented to the Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the Fund’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm’s hours spent on auditing the Fund’s financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

In connection with the audit of the 2011 and 2012 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Fund’s Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM—LBF

The Board, including the Independent Board Members, has selected PricewaterhouseCoopers LLP (“PwC”) to act as independent registered public accounting firm to audit the books and records of LBF for the current fiscal year. PwC has served the Fund in this capacity since the Fund was organized and has no direct or indirect financial interest in the Fund except as the independent registered public accounting firm. Representatives of PwC will not be present at the Meeting.

The following table shows the amount of fees that PwC billed to (i) the Fund during the Fund’s last two fiscal years; and (ii) DIMA and any entity controlling, controlled by, or under common control with DIMA (collectively, the “DIMA Entities”) that provides ongoing services to the Fund, for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years. The Fund’s Audit Committee approved in advance all audit services and non-audit services that PwC provided to the Fund.

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund and DIMA Entities

	Audit Fees Billed to	Audit Related Fees Billed to(2)		Tax Fees Billed to(3)		All Other Fees Billed to(4)
Fiscal Year Ended October 31,	Fund(1)	Fund	DIMA Entities	Fund	DIMA Entities	Fund	DIMA Entities
2012	$78,085	$0	$0	$0	$56,300	$0	$0
2011	$74,354	$0	$0	$0	$0	$0	$0

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are fees billed for services in connection with agreed-upon procedures.

(3)	“Tax Fees” for the Fund were billed in connection with foreign tax filings.

(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

Non-Audit Services.  The following table shows the amount of fees that PwC billed during the Fund’s last two fiscal years for non-audit services. The Fund’s Audit Committee pre-approved all non-audit services that PwC provided to the DIMA Entities that related directly to the Fund’s operations and financial reporting. The Fund’s Audit Committee requested and received information from PwC about any non-audit services that PwC rendered during the Fund’s last fiscal year to the DIMA Entities. The Fund’s Audit Committee considered this information in evaluating PwC’s independence.

Fiscal Year Ended October 31,	Total Non- Audit Fees Billed to Fund (A)	Total Non-Audit Fees Billed to DIMA Entities (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees Billed to DIMA Entities (all other engagements) (C)	Total of (A), (B) and (C)
2012	$0	$56,300	$0	$56,300
2011	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures.  Generally, the Fund’s Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund’s independent registered public accounting firm and (ii) all non-audit services to be performed by the Fund’s independent registered public accounting firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of the Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre-approvals shall be presented to the Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the Fund’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm’s hours spent on auditing the Fund’s financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

PwC advised the Fund’s Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC’s auditor independence rules. As part of a “Global Migration Support” engagement in which PwC’s UK network affiliate (“PwC-UK”) provided assistance to Deutsche Bank (“DB”) with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total). PwC advised the Audit Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund’s independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ADDITIONAL INFORMATION

Quorum and Required Vote.  Proxies are being solicited from each Fund’s stockholders by each Fund’s Board for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR the election of all Board Member Nominees and as the persons named in the proxy determine on such other business as may come before the Meeting. However, should any Board Member Nominee become unable or unwilling to serve prior to the Meeting, the persons named as proxies may vote your shares for substitute nominees, if any, recommended by the Board.

For your Fund, the presence at the Meeting of a majority of the Fund’s shares outstanding and entitled to vote at the Meeting constitutes a quorum for your Fund’s Meeting. The tabulators will count shares represented by proxies that reflect “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

Whether or not a quorum is present, a Fund’s Meeting may be adjourned from time to time (with respect to any one or more matters) by the chairman of the Meeting without notice other than announcement at the Meeting at which the adjournment is taken. In addition, upon motion of the chairman of a Fund’s Meeting, the question of adjournment may be submitted to a vote of the Fund’s stockholders, and, in any such case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the Fund’s shares of stock present and entitled to vote with respect to the matter or matters adjourned, and without further notice other than announcement at the meeting at which the adjournment is taken. On any adjournment put to a stockholder vote, the persons named as proxies on the enclosed proxy card will exercise their best judgment to vote as they deem to be in the best interests of stockholders. Unless a proxy is otherwise limited in this regard, any shares of stock present and entitled to vote at the Meeting that are represented by broker non-votes may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Adjournment will subject a Fund to additional expenses. An adjournment may not extend beyond a date 120 days after the Record Date (defined below).

Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The election of a Board Member Nominee requires the affirmative vote of a majority of the shares outstanding and entitled to vote. Abstentions and broker non-votes, if any, will have the effect of votes against the applicable nominee(s). For each Fund, if a Board Member Nominee does not receive the required vote, such Board Member Nominee will continue to serve until the next annual meeting of the Fund and until his or her successor has been elected and qualifies.

Record Date and Method of Tabulation.  Stockholders of record of each Fund at the close of business on July 3, 2013 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. As of the Record Date, shares of the Funds were issued and outstanding as follows:

Fund Name	Shares Outstanding
LBF	6,996,079.67
DHG	16,747,167.64

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting.

Deutsche Bank Voting.  Deutsche Bank Trust Company Americas (“Deutsche Bank Trust”) will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the agent of record, which are not otherwise represented in person or by proxy at the Meeting. Deutsche Bank Trust will vote shares of each Fund over which it has investment discretion in accordance with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank Trust will vote shares of each Fund for which it is the owner of record but does not have investment discretion, which are not otherwise represented in person or by proxy at the Meeting, in the same proportion as the votes cast by holders of all shares in the Fund otherwise represented at the Meeting. This practice is commonly referred to as “mirror” or “echo” voting. Deutsche Bank Trust and its affiliates will vote any shares held in proprietary accounts in accordance with their voting procedures.

Share Ownership.  As of the Record Date, each Fund knows of no person who owns more than 5% of any of the outstanding shares of a class of the Fund, except as follows:

Fund	Shareholder Name and Address	Amount of Shares Owned	Percentage Owned
LBF	First Trust Portfolio L.P.(1) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	517,478	7.22%
DHG	First Trust Portfolio L.P.(2) 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	3,760,163	22.33%
DHG	Guggenheim Capital, LLC(3) 227 West Monroe Street Chicago, IL 60606	940,293	5.58%

(1)	This information is based exclusively on information provided by such entity on Schedule 13G/A filed with the SEC with respect to LBF on January 14, 2013.

(2)	This information is based exclusively on information provided by such entity on Schedule 13G/A filed with the SEC with respect to DHG on February 5, 2013.

(3)	This information is based exclusively on information provided by such entity on Schedule 13G filed with the SEC with respect to DHG on February 14, 2013.

For each Fund, the Board Members and executive officers collectively own less than 1% of each such Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Proxy Costs and Solicitation of Proxies.  In addition to solicitations by mail, solicitations also may be made by telephone, through the Internet or in person by officers or employees of a Fund and by certain financial services firms and their representatives, who will receive no extra compensation for their services. Georgeson Inc. has been engaged to assist in the solicitation of proxies for the Funds at an estimated cost of $5,875 per Fund, plus reimbursement for out-of-pocket expenses. However, the exact cost will depend on the amount and types of services rendered. If the stockholders record votes by telephone or through the Internet, the proxy solicitor will use procedures designed to authenticate stockholders’ identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to allow stockholders to confirm that their instructions have been recorded properly.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or via the Internet, the stockholder may still submit the Proxy Card(s) originally sent with this Proxy Statement or attend the Meeting in person. Should stockholders require additional information regarding the proxy or replacement Proxy Card(s), or for directions on how to attend the Meeting in person, they may call Georgeson Inc. toll-free at 866-828-4305. Any proxy given by a stockholder is revocable until voted at the Meeting.

As the Meeting date approaches, certain stockholders of the Funds may receive a telephone call from a representative of Georgeson Inc. if their votes have not yet been received.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The Funds will pay the costs of solicitation, including (a) the printing and mailing of this Proxy Statement and the accompanying materials, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of each Fund’s shares, (c) payment to Georgeson Inc. for its services in soliciting proxies and (d) supplementary solicitations to submit proxies.

One Proxy Statement may be delivered to two or more stockholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement, which will be delivered upon written or oral request, or for instructions as to how to request a single copy if multiple copies are received, stockholders should call 800-349-4281 or write to your Fund at 345 Park Avenue, New York, New York 10154.

Revocation of Proxies.  Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of your Fund at One Beacon Street, Boston, MA 02108, (ii) by properly submitting a later-dated Proxy Card that is received by your Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a proxy previously given.

Section 16 Beneficial Ownership Reporting Compliance.  Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require each Fund’s officers and Board Members, DIMA, affiliated persons of DIMA and persons who own more than ten percent of a registered class of a Fund’s equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s shares with the SEC. These persons and entities are required by SEC regulation to furnish a Fund with copies of all Section 16(a) forms they file. Based solely upon its review of the copies of such forms received by it, and written representations from certain reporting persons that no year-end reports were required for those persons, each Fund believes that during the fiscal year ended September 30, 2012 for DHG, and the fiscal year ended October 31, 2012 for LBF, all filings were timely.

Investment Manager.  Deutsche Investment Management Americas Inc. (“DIMA”), 345 Park Avenue, New York, New York 10154, serves as each Fund’s Advisor and Administrator pursuant to separate Investment Management and Administrative Services Agreements. DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries. Deutsche Asset & Wealth Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

SUBMISSION OF STOCKHOLDER PROPOSALS

Stockholders wishing to submit proposals for inclusion in a proxy statement for a stockholders’ meeting to be held in 2014 should send their written proposals to the Secretary of the applicable Fund at the following address: One Beacon Street, Boston, MA 02108.

It is currently anticipated that the next annual meeting of stockholders will be held in September, 2014. A stockholder wishing to submit a proposal for inclusion in a Fund’s proxy statement for the 2014 annual meeting of stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 should send such written proposal to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. A Fund will treat any such proposal received no later than March 18, 2014 as timely. The timely submission of a proposal, however, does not guarantee its inclusion.

Each Fund has established advance notice requirements pursuant to its Amended and Restated By-Laws for the submission of stockholder proposals to be considered by stockholders at an annual meeting. Pursuant to the advance notice provisions of each Fund’s Amended and Restated By-Laws for nominations of individuals for election to the Board or other business to be properly brought before an annual meeting by a stockholder pursuant to the advance notice provisions, the stockholder must have given timely notice thereof in writing to the Secretary of the Fund and such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information required pursuant to the advance notice requirements and shall be delivered to the Secretary at the principal executive office of the Fund not earlier than February 18, 2014 nor later than 5:00 p.m., Eastern Time, on

March 20, 2014. However, in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern time, on the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public announcement of the date of such meeting is first made.

Each Fund’s advance notice requirements are set forth in Exhibit D. The timely submission of a proposal, however, does not guarantee that it will be considered at the applicable annual meeting.

OTHER MATTERS TO COME BEFORE THE MEETING

No Board Member is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Fund.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD, PLEASE CONTACT GEORGESON INC. AT 866-828-4305.

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 4, 2013:

The Notice of Meeting, Proxy Statement and Proxy Card are available at: www.proxy-direct.com/dws-24818.

EXHIBIT A

BOARD MEMBER SHARE OWNERSHIP

As of July 3, 2013, the Board Members and the officers of each Fund as a whole owned less than 1% of the outstanding shares of the Fund.

The following tables show the dollar range of equity securities beneficially owned and the amount of shares beneficially owned by each Board Member in each Fund as of July 3, 2013.

Under each Fund’s Board Governance Policies, each Fund’s Board has established the expectation that within three years of becoming a Board Member, a Board Member will have invested in the aggregate at least $200,000 in the DWS Funds. Each Board Member except Mr. Woods owns over $200,000 of shares on an aggregate basis in all DWS funds overseen by the Board Member as of July 3, 2013.

Dollar Range of Securities Beneficially Owned

	Independent Board Members
Fund Name	John W. Ballantine	Henry P. Becton, Jr.	Dawn-Marie Driscoll	Keith R. Fox	Paul K. Freeman	Kenneth C. Froewiss	Richard J. Herring	William McClayton	Rebecca W. Rimel	William N. Searcy, Jr.	Jean Gleason Stromberg	Robert H. Wadsworth	Michael J. Woods
DWS Global High Income Fund (LBF)	0	$1- $10,000	$1- $10,000	$1- $10,000	0	$10,001-$50,000	0	$10,001-$50,000	0	$10,001-$50,000	0	0	0
DWS High Income Opportunities Fund (DHG)	0	$1- $10,000	$1- $10,000	0	0	$10,001-$50,000	0	$10,001-$50,000	0	0	0	$10,001-$50,000	0
Aggregate Dollar Range of Equity Securities Owned in All DWS Funds Overseen by the Nominee/ Board Member	Over $200,000	Over $200,000	Over $200,000	Over $200,000	Over $200,000	Over $200,000	Over $200,000	Over $200,000	Over $200,000	Over $200,000	Over $200,000	Over $200,000	Over $100,000

Amount of Shares Beneficially Owned

	Independent Board Members
Fund Name	John W. Ballantine	Henry P. Becton, Jr.	Dawn-Marie Driscoll	Keith R. Fox	Paul K. Freeman	Kenneth C. Froewiss	Richard J. Herring	William McClayton	Rebecca W. Rimel	William N. Searcy, Jr.	Jean Gleason Stromberg	Robert H. Wadsworth	Michael J. Woods
DWS Global High Income Fund (LBF)	0	650	438	1,000	0	2,000	0	1,500	0	1,333	0	0	0
DWS High Income Opportunities Fund (DHG)	0	500	340	0	0	1,000	0	2,000	0	0	0	2,500	0

A-1

EXHIBIT B

OFFICERS(1)

Unless otherwise indicated, the address of each officer below is One Beacon Street, Boston, Massachusetts 02108.

Name, Year of Birth, Position(s) with the Fund and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA (1967)(4) President, 2011 — present	Managing Director(3), Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, US for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

Michael J. Woods (1967)(4) Executive Vice President, 2013 — present(5) Board Member since 2013(5)	Managing Director(3), Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset & Wealth Management (“AWM”) Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and U.S. Regional Head of DWS Investments; formerly, Sr. V.P., Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009); CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007); Managing Director – U.S. Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006); Directorships: The Children’s Village, The Big Brothers Big Sisters Organization and The Mutual Fund Education Alliance

John Millette (1962) Vice President and Secretary, 1999 — present	Director(3), Deutsche Asset & Wealth Management

Paul H. Schubert (1963)(4) Chief Financial Officer, 2004 — present Treasurer, 2005 — present	Managing Director(3), Deutsche Asset & Wealth Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

B-1

Name, Year of Birth, Position(s) with the Fund and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years and Other Directorships Held
Caroline Pearson (1962) Chief Legal Officer, 2010 — present	Managing Director(3), Deutsche Asset & Wealth Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)

Melinda Morrow (1970)(4) Vice President, 2012 — present	Director(3), Deutsche Asset & Wealth Management

Hepsen Uzcan (1970) Assistant Secretary, 2013 — present(5)	Vice President, Deutsche Asset & Wealth Management

Paul Antosca (1957) Assistant Treasurer, 2007 — present	Director(3), Deutsche Asset & Wealth Management

Jack Clark (1967) Assistant Treasurer, 2007 — present	Director(3), Deutsche Asset & Wealth Management

Diane Kenneally (1966) Assistant Treasurer, 2007 — present	Director(3), Deutsche Asset & Wealth Management

Robert Kloby (1962)(4) Chief Compliance Officer, 2006 — present	Managing Director(3), Deutsche Asset & Wealth Management

John Caruso (1965)(4) Anti-Money Laundering Compliance Officer, 2010 — present	Managing Director(3), Deutsche Asset & Wealth Management

(1)

As a result of their respective positions held with DIMA, these individuals are considered “interested persons” of the Funds within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(2)	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(3)	Executive title, not a board directorship.

(4)	Address: 60 Wall Street, New York, New York 10005.

(5)	Effective January 9, 2013.

B-2

EXHIBIT C

BOARD MEMBER COMPENSATION

The table below shows (i) the compensation paid to each Independent Board Member by each Fund for its most recently completed fiscal year and (ii) the total compensation received by the Independent Board Member from the DWS fund complex for the calendar year ended December 31, 2012. No Independent Board Member of the Funds receives pension or retirement benefits from the Funds.

	Independent Board Members
Fund Name	John W. Ballantine	Henry P. Becton, Jr.	Dawn-Marie Driscoll	Keith R. Fox	Paul K. Freeman		Kenneth C. Froewiss	Richard J. Herring	William McClayton	Rebecca W. Rimel	William N. Searcy, Jr.	Jean Gleason Stromberg	Robert H. Wadsworth
DWS Global High Income Fund (LBF)	$749	$749	$739	$739	$819		$739	$739	$755	$739	$749	$749	$755
DWS High Income Opportunities Fund (DHG)	$1,251	$1,251	$1,212	$1,212	$1,534		$1,212	$1,212	$1,277	$1,212	$1,251	$1,251	$1,277
Total Compensation from Fund Complex(1)	$280,000	$280,000	$265,000	$265,000	$390,000	(2)	$265,000	$265,000	$290,000	$265,000	$280,000	$280,000	$329,250

(1)

For each Independent Board Member, except Mr. Wadsworth, total compensation from the DWS fund complex represented compensation from 103 funds as of December 31, 2012. For Mr. Wadsworth, total compensation from the DWS fund complex represented compensation from 106 funds as of December 31, 2012.

(2)	Includes $125,000 in annual retainer fees received by Dr. Freeman as Chairperson of DWS funds.

C-1

EXHIBIT D

ADVANCE NOTICE REQUIREMENTS FOR

DWS GLOBAL HIGH INCOME FUND, INC.

The following is an excerpt from the Amended and Restated By-Laws for DWS Global High Income Fund, Inc. The excerpt is qualified in its entirety by the complete Amended and Restated By-Laws for DWS Global High Income Fund, Inc. Any terms not defined herein have the meaning set forth in the Amended and Restated By-Laws.

9.11	Advance Notice of Shareholder Nominees for Directors and Other Shareholder Proposals.

(a)	Annual Meetings of Shareholders.

(1)	Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the Shareholders may be made at an annual meeting (i) pursuant to the Corporation’s notice of meeting given by the Secretary of the Corporation pursuant to Section 9.5 of these Bylaws, (ii) by or at the direction of the Board of Directors or (iii) by any Shareholder of the Corporation if such Shareholder (A) can demonstrate to the Corporation record ownership of shares of the Corporation’s stock, both as of the time the Shareholder Notice (as defined below) was delivered to the Secretary of the Corporation as provided in paragraph (2) of this Section 9.11(a) and at the time of the annual meeting, (B) is entitled to vote the applicable shares at the meeting and (C) has complied with the procedures set forth in this Section 9.11(a). The requirements of this Section 9.11 shall apply to any business to be brought before an annual meeting by a Shareholder whether such business is to be included in the Corporation’s proxy statement pursuant to Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the 1934 Act, presented to Shareholders by means of an independently financed proxy solicitation or otherwise presented to Shareholders.

(2)

For nominations or other business to be properly brought before an annual meeting by a Shareholder pursuant to clause (iii) of paragraph (a)(1) of this Section 9.11, the Shareholder must have given timely notice thereof in writing to the Secretary of the Corporation (a “Shareholder Notice”) and such other business must otherwise be a proper matter for action by the

Shareholders. To be timely, a Shareholder Notice shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date on which notice of the prior year’s annual meeting was first given to Shareholders; provided, however, that in the event that the date of the annual meeting set forth in a notice of meeting given by the Secretary of the Corporation pursuant to Section 9.5 of these Bylaws is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, the Shareholder Notice, to be timely, must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall any postponement or adjournment of an annual meeting, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Shareholder Notice. To be in proper form, a Shareholder Notice (whether given pursuant to this Section 9.11(a)(2) or Section 9.11(b)) shall: (i) set forth as to each individual whom the Shareholder proposes to nominate for election or reelection as a director, (A) the name, age, date of birth, nationality, business address and residence address of such individual, (B) the class, series and number of any shares of stock of the Corporation that are owned of record or beneficially by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such Shareholder believes any such individual is, or is not, an “interested person” of the Corporation, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to make such determination, (E) all other information relating to such individual that would be required to be disclosed in a proxy statement or otherwise required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Regulation 14A (or any successor provision) under the 1934 Act and the rules and regulations thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (F) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such Shareholder and any Shareholder Associated Person (as defined below), if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the Shareholder making the nomination and any Shareholder Associated Person, or any affiliate or associate thereof or Person acting in concert therewith, were the “registrant” for purposes of such Item and the nominee were a director or executive officer of such registrant; (ii) if the Shareholder Notice relates to any business other than a nomination of a director or directors that the Shareholder proposes to bring before the meeting, set forth (A) a brief description of the business desired to be brought before the meeting, the reasons for proposing such business at the meeting and any material interest in such business of such Shareholder and any Shareholder Associated Person, individually or in the aggregate, including any anticipated benefit to the Shareholder and any Shareholder Associated Person therefrom and (B) a description of all agreements, arrangements and understandings between such Shareholder and such Shareholder Associated Person, if any, and any other Person or Persons (including their names) in connection with the proposal of such business by such Shareholder; (iii) set forth, as to the Shareholder giving the Shareholder Notice and any Shareholder Associated Person, (A) the class, series and number of all shares of stock of the Corporation which are, directly or indirectly, owned beneficially and of record by such Shareholder and by such Shareholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such Shareholder and by any such Shareholder Associated Person, (B) any option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege or settlement payment date or mechanism at a price related to any class or series of shares of the Corporation or with value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such Shareholder and by such Shareholder Associated Person, if any, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (C) any proxy, contract, arrangement, understanding or relationship pursuant to which such Shareholder and such Shareholder Associated Person, if any, has a right to vote any shares of any security of the Corporation, (D) any short interest in any security of the Corporation (for purposes of this Section 9.11(a)(2), a Person shall be deemed to have a short interest in a security if such Person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Corporation owned beneficially by such Shareholder or Shareholder Associated Person, if any, that are separated or separable from the underlying shares of the Corporation, (F) any proportionate interest in the shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership or other entity in which such Shareholder or Shareholder Associated Person, if any, is a general partner or holds a similar position or, directly or indirectly, beneficially owns an interest in a general partner or entity that holds a similar position, (G) any performance-related fees (other than an asset-based fee) that such Shareholder or Shareholder Associated Person, if any, is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of the Shareholder Notice, including without limitation any such interest held by members of such Shareholder’s or Shareholder Associated Person’s, if any,

immediate family sharing the same household (which information shall be supplemented by such Shareholder or Shareholder Associated Person, if any, not later than ten days after the record date for the meeting to disclose such ownership as of the record date) and (H) any other derivative positions held of record or beneficially by the Shareholder and any Shareholder Associated Person and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to mitigate or otherwise manage benefit, loss or risk of share price changes or to increase or decrease the voting power of, such Shareholder or any Shareholder Associated Person with respect to the Corporation’s securities; (iv) set forth, as to the Shareholder giving the Shareholder Notice and any Shareholder Associated Person, (A) the name and address of such Shareholder as they appear on the Corporation’s stock ledger and current name and address, if different, and of such Shareholder Associated Person and (B) any other information relating to such Shareholder and Shareholder Associated Person, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Regulation 14A (or any successor provision) under the 1934 Act and the rules and regulations thereunder; (v) set forth, to the extent known by the Shareholder giving the Shareholder Notice, the name and address of any other Shareholder or beneficial owner of shares of the Corporation’s stock supporting the nominee for election or reelection as a director or the proposal of other business on the date of the applicable Shareholder Notice; (vi) with respect to each nominee for election or reelection as a director, be accompanied by a completed and signed questionnaire, representation and agreement required by Section 9.12 of these Bylaws; (vii) set forth any material interest of the Shareholder providing the Shareholder Notice, or any Shareholder Associated Person, in the matter proposed (other than as a Shareholder of the Corporation); and (viii) include a representation that the Shareholder or an authorized representative thereof intends to appear in person at the meeting to act on the matter(s) proposed. With respect to the nomination of an individual for election or reelection as a director pursuant to Section 9.11(a)(1)(iii), the Corporation may require the proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve an in independent director of the Corporation or that could be material to a reasonable Shareholder’s understanding of the independence, or lack thereof, of such nominee. If a nominee fails to provide such written information within five Business Days, the information requested may be deemed by the Board of Directors not to have been provided in accordance with this Section 9.11.

(3)	Notwithstanding anything in the second sentence of subsection (a)(2) of this Section 9.11 to the contrary, in the event the Board of Directors increases the number of directors and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a Shareholder Notice required by this Section 9.11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

(4)	For purposes of this Section 9.11, “Shareholder Associated Person” of any Shareholder shall mean (i) any Person controlling, directly or indirectly, or acting in concert with, such Shareholder, including any beneficial owner of the Corporation’s securities on whose behalf a nomination or proposal is made, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such Shareholder and (iii) any Person controlling, controlled by or under common control with such Shareholder Associated Person. For purposes of the definition of Shareholder Associated Person, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) has the same meaning as in Rule 12b-2 under the 1934 Act.

(b)	Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the notice of meeting given by the Secretary of the Corporation pursuant to Section 9.5 of these Bylaws. Nominations of individuals for election to the Board of Directors may be made at a special meeting of Shareholders at which directors are to be elected (i) pursuant to the Corporation’s notice of meeting given by the Secretary of the Corporation pursuant to Section 9.5 of these Bylaws, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any Shareholder of the Corporation if such Shareholder (A) can demonstrate to the Corporation record ownership of such shares both as of the time the Shareholder Notice was delivered to the Secretary of the Corporation as provided in Section 9.11(a)(2) of these Bylaws and at the time of the special meeting, (B) is entitled to vote the applicable shares at the special meeting and (C) has complied with the procedures set forth in this Section 9.11 as to such nomination. In the event that a special meeting of Shareholders is called for the purpose of electing one or more individuals to the Board of Directors, any Shareholder may nominate an individual or individuals (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the Shareholder Notice required by paragraph (2) of Section 9.11(a) of these Bylaws shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting of Shareholders and not later than 5:00 p.m., Eastern Time, on the 90th day prior to such special meeting or, if the first public announcement of the date of such special meeting of Shareholders is less than 100 days prior to the date of such special meeting, the tenth day following the day on which public announcement is first made of the date of the special meeting of Shareholders and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall any postponement or adjournment of a special meeting of Shareholders, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Shareholder Notice.

(c)	General.

(1)

Upon written request by the Secretary or the Board of Directors or any committee thereof, any Shareholder proposing a nominee for election as a director or any proposal for other business at a meeting of Shareholders shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the Shareholder pursuant to this Section 9.11. If a Shareholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed by the Board of Directors not to have been provided in accordance with this Section 9.11. Notwithstanding anything herein to the contrary, the Corporation shall have no obligation to inform a Shareholder of any defects with respect to the timing or substance of a Shareholder Notice or give such Shareholder an opportunity to cure any defects.

(2)	Only such individuals who are nominated in accordance with the procedures set forth in this Section 9.11 shall be eligible for election by Shareholders as directors, and only such business shall be conducted at a meeting of Shareholders as shall have been brought before the meeting in accordance with the procedures set forth in these Bylaws. Except as otherwise provided by law, the charter of the Corporation or these By-laws, the chairman presiding over the meeting of Shareholders shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the charter or these Bylaws and, if any proposed nomination or business is not in compliance with the procedures set forth in the charter and these Bylaws, to declare that such defective proposal or nomination shall be disregarded. Any determination by the chairman presiding over a meeting of Shareholders shall be binding on all parties.

(3)	For purposes of this Section 9.11, “public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable news service, (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the 1934 Act or the 1940 Act and the rules and regulations promulgated thereunder or (iii) on a Web site accessible to the public maintained by the Corporation or by its investment manager or an affiliate of such investment manager with respect to the Corporation.

(4)	Notwithstanding the foregoing provisions of this Section 9.11, a Shareholder shall also comply with all applicable law, including, without limitation, requirements of state law and of the 1934 Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 9.11. Nothing in this Section 9.11 shall be deemed to affect any right of the holders of any class or series of the Corporation’s preferred stock (if any) if and to the extent provided under law, the charter of the Corporation or these Bylaws.

ADVANCE NOTICE REQUIREMENTS FOR

DWS HIGH INCOME OPPORTUNITIES FUND, INC.

The following is an excerpt from the Amended and Restated By-Laws for DWS High Income Opportunities Fund, Inc. The excerpt is qualified in its entirety by the complete Amended and Restated By-Laws for DWS High Income Opportunities Fund, Inc. Any terms not defined herein have the meaning set forth in the Amended and Restated By-Laws.

9.11	Advance Notice of Shareholder Nominees for Directors and Other Shareholder Proposals.

(a)	Annual Meetings of Shareholders.

(1)	Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the Shareholders may be made at an annual meeting (i) pursuant to the Corporation’s notice of meeting given by the Secretary of the Corporation pursuant to Section 9.5 of these Bylaws, (ii) by or at the direction of the Board of Directors or (iii) by any Shareholder of the Corporation if such Shareholder (A) can demonstrate to the Corporation record ownership of shares of the Corporation’s stock, both as of the time the Shareholder Notice (as defined below) was delivered to the Secretary of the Corporation as provided in paragraph (2) of this Section 9.11(a) and at the time of the annual meeting, (B) is entitled to vote the applicable shares at the meeting and (C) has complied with the procedures set forth in this Section 9.11(a). The requirements of this Section 9.11 shall apply to any business to be brought before an annual meeting by a Shareholder whether such business is to be included in the Corporation’s proxy statement pursuant to Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the 1934 Act, presented to Shareholders by means of an independently financed proxy solicitation or otherwise presented to Shareholders.

(2)

For nominations or other business to be properly brought before an annual meeting by a Shareholder pursuant to clause (iii) of paragraph (a)(1) of this Section 9.11, the Shareholder must have given timely notice thereof in writing to the Secretary of the Corporation (a “Shareholder Notice”) and such other business must otherwise be a proper matter for action by the Shareholders. To be timely, a Shareholder Notice shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date on which notice of the prior year’s annual meeting was first given to Shareholders; provided, however, that in the event that the date of the annual meeting set forth in a notice of meeting given by the Secretary of the Corporation pursuant to Section 9.5 of these Bylaws is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, the Shareholder Notice, to be timely, must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall any postponement or adjournment of an annual meeting, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Shareholder Notice. To be in proper form, a Shareholder Notice (whether given pursuant to this Section 9.11(a)(2) or Section 9.11(b)) shall: (i) set forth as to each individual whom the Shareholder proposes to nominate for election or reelection as a director, (A) the name, age, date of birth, nationality, business address and residence address of such individual, (B) the class, series and number of any shares of stock of the Corporation that are owned of record or beneficially by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such Shareholder believes any such individual is, or is not, an “interested person” of the Corporation, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to make such determination, (E) all other information relating to such individual that would be required to be disclosed in a proxy statement or otherwise required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Regulation 14A (or any successor provision)

under the 1934 Act and the rules and regulations thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (F) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such Shareholder and any Shareholder Associated Person (as defined below), if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the Shareholder making the nomination and any Shareholder Associated Person, or any affiliate or associate thereof or Person acting in concert therewith, were the “registrant” for purposes of such Item and the nominee were a director or executive officer of such registrant; (ii) if the Shareholder Notice relates to any business other than a nomination of a director or directors that the Shareholder proposes to bring before the meeting, set forth (A) a brief description of the business desired to be brought before the meeting, the reasons for proposing such business at the meeting and any material interest in such business of such Shareholder and any Shareholder Associated Person, individually or in the aggregate, including any anticipated benefit to the Shareholder and any Shareholder Associated Person therefrom and (B) a description of all agreements, arrangements and understandings between such Shareholder and such Shareholder Associated Person, if any, and any other Person or Persons (including their names) in connection with the proposal of such business by such Shareholder; (iii) set forth, as to the Shareholder giving the Shareholder Notice and any Shareholder Associated Person, (A) the class, series and number of all shares of stock of the Corporation which are, directly or indirectly, owned beneficially and of record by such Shareholder and by such Shareholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such Shareholder and by any such Shareholder Associated Person, (B) any option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege or settlement payment date or mechanism at a price related to any class or series of shares of the Corporation or with value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such Shareholder and by such Shareholder Associated Person, if any, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (C) any proxy, contract, arrangement, understanding or relationship pursuant to which such Shareholder and such Shareholder Associated Person, if any, has a right to vote any shares of any security of the Corporation, (D) any short interest in any security of the Corporation (for purposes of this Section 9.11(a)(2), a Person shall be deemed to have a short interest in a security if such Person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Corporation owned beneficially by such Shareholder or Shareholder Associated Person, if any, that are separated or separable from the underlying shares of the Corporation, (F) any proportionate interest in the shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership or other entity in which such Shareholder or Shareholder Associated Person, if any, is a general partner or holds a similar position or, directly or indirectly, beneficially owns an interest in a general partner or entity that holds a similar position, (G) any performance-related fees (other than an asset-based fee) that such Shareholder or Shareholder Associated Person, if any, is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of the Shareholder Notice, including without limitation any such interest held by members of such Shareholder’s or Shareholder Associated Person’s, if any, immediate family sharing the same household (which information shall be supplemented by such Shareholder or Shareholder Associated Person, if any, not later than ten days after the record date for the meeting to disclose such ownership as of the record date) and (H) any other derivative positions held of record or beneficially by the Shareholder and any Shareholder Associated Person and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to mitigate or otherwise manage benefit, loss or risk of share price changes or to increase or decrease the voting power of, such Shareholder or any Shareholder Associated Person with respect to the Corporation’s securities; (iv) set forth, as to the Shareholder giving the Shareholder Notice and any Shareholder Associated Person, (A) the name and address of such Shareholder as they appear on the Corporation’s stock ledger and current name and address, if different, and of such Shareholder Associated Person and (B) any other information relating to such Shareholder and Shareholder Associated Person, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Regulation 14A (or any successor provision) under the 1934 Act and the rules and regulations thereunder; (v) set forth, to the extent known by the Shareholder giving the Shareholder Notice, the name and address of any other Shareholder or beneficial owner of shares of the Corporation’s stock supporting the nominee for election or reelection as a director or the proposal of other business on the date of the applicable Shareholder Notice; (vi) with respect to each nominee for election or reelection as a director, be accompanied by a completed and signed questionnaire, representation and agreement required by Section 9.12 of these Bylaws; (vii) set forth any material interest of the Shareholder providing the Shareholder Notice, or any Shareholder Associated Person, in the matter proposed (other than as a Shareholder of the Corporation); and (viii) include a representation that the Shareholder or an authorized representative thereof intends to appear in person at the meeting to act on the matter(s) proposed. With respect to the nomination of an individual for election or reelection as a director pursuant to Section 9.11(a)(1)(iii), the Corporation may require the proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable Shareholder’s understanding of the independence, or lack thereof, of such nominee. If a nominee fails to provide such written information within five Business Days, the information requested may be deemed by the Board of Directors not to have been provided in accordance with this Section 9.11.

(3)	Notwithstanding anything in the second sentence of subsection (a)(2) of this Section 9.11 to the contrary, in the event the Board of Directors increases the number of directors and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a Shareholder Notice required by this Section 9.11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

(4)	For purposes of this Section 9.11, “Shareholder Associated Person” of any Shareholder shall mean (i) any Person controlling, directly or indirectly, or acting in concert with, such Shareholder, including any beneficial owner of the Corporation’s securities on whose behalf a nomination or proposal is made, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such Shareholder and (iii) any Person controlling, controlled by or under common control with such Shareholder Associated Person. For purposes of the definition of Shareholder Associated Person, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) has the same meaning as in Rule 12b-2 under the 1934 Act.

(b)	Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the notice of meeting given by the Secretary of the Corporation pursuant to Section 9.5 of these Bylaws. Nominations of individuals for election to the Board of Directors may be made at a special meeting of Shareholders at which directors are to be elected (i) pursuant to the Corporation’s notice of meeting given by the Secretary of the Corporation pursuant to Section 9.5 of these Bylaws, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any Shareholder of the Corporation if such Shareholder (A) can demonstrate to the Corporation record ownership of such shares both as of the time the Shareholder Notice was delivered to the Secretary of the Corporation as provided in Section 9.11(a)(2) of these Bylaws and at the time of the special meeting, (B) is entitled to vote the applicable shares at the special meeting and (C) has complied with the procedures set forth in this Section 9.11 as to such nomination. In the event that a special meeting of Shareholders is called for the purpose of electing one or more individuals to the Board of Directors, any Shareholder may nominate an individual or individuals (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the Shareholder Notice required by paragraph (2) of Section 9.11(a) of these Bylaws shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting of Shareholders and not later than 5:00 p.m., Eastern Time, on the 90th day prior to such special meeting or, if the first public announcement of the date of such special meeting of Shareholders is less than 100 days prior to the date of such special meeting, the tenth day following the day on which public announcement is first made of the date of the special meeting of Shareholders and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall any postponement or adjournment of a special meeting of Shareholders, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Shareholder Notice.

(c)	General.

(1)

Upon written request by the Secretary or the Board of Directors or any committee thereof, any Shareholder proposing a nominee for election as a director or any proposal for other business at a meeting of Shareholders shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the Shareholder pursuant to this Section 9.11. If a Shareholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed by the Board of Directors not to have been provided in accordance with this Section 9.11. Notwithstanding anything herein to the contrary, the Corporation shall have no obligation to inform a Shareholder of any defects with respect to the timing or substance of a Shareholder Notice or give such Shareholder an opportunity to cure any defects.

(2)	Only such individuals who are nominated in accordance with the procedures set forth in this Section 9.11 shall be eligible for election by Shareholders as directors, and only such business shall be conducted at a meeting of Shareholders as shall have been brought before the meeting in accordance with the procedures set forth in these Bylaws. Except as otherwise provided by law, the charter of the Corporation or these By-laws, the chairman presiding over the meeting of Shareholders shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the charter or these Bylaws and, if any proposed nomination or business is not in compliance with the procedures set forth in the charter and these Bylaws, to declare that such defective proposal or nomination shall be disregarded. Any determination by the chairman presiding over a meeting of Shareholders shall be binding on all parties.

(3)	For purposes of this Section 9.11, “public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable news service, (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the 1934 Act or the 1940 Act and the rules and regulations promulgated thereunder or (iii) on a Web site accessible to the public maintained by the Corporation or by its investment manager or an affiliate of such investment manager with respect to the Corporation.

(4)	Notwithstanding the foregoing provisions of this section 9.11, a shareholder shall also comply with all applicable law, including, without limitation, requirements of state law and of the 1934 Act and rules and regulations promulgated thereunder with respect to the matters set forth in this section 9.11. Nothing in this section 9.11 shall be deemed to affect any right of the holders of any class or series of the Corporation’s preferred stock (if any) if and to the extent provided under law, the charter of the Corporation or these Bylaws.

CEPROXY.2013-HIF.HI0F

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 60 Wall Street New York, NY 10005 on September 4, 2013

Please detach at perforation before mailing.

DWS GLOBAL HIGH INCOME FUND, INC. (“LBF”) PROXY FOR THE JOINT ANNUAL MEETING OF STOCKHOLDERS TO BE HELD SEPTEMBER 4, 2013	PROXY CARD

The undersigned hereby appoints John Millette, Melinda Morrow and Caroline Pearson, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Joint Annual Meeting of Stockholders of the Fund to be held September 4, 2013 at 1:00 p.m. (Eastern time), at 60 Wall Street, New York, New York 10005, and at any adjournment(s) or postponement(s) thereof.

This proxy is solicited on behalf of the Board of Directors of DWS Global High Income Fund, Inc.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as an attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date	LBF_24818_070513

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Stockholders Meeting to Be Held on September 4, 2013.

The Proxy Statement and Proxy Card for this meeting are available at: www.proxy-direct.com/dws-24818

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:  ¢

VOTE THE PROPOSAL:

			FOR	WITHHOLD	FOR ALL
1.	Election of Class II Board Members:		ALL	ALL	EXCEPT

	01. Keith R. Fox	03. Richard J. Herring	☐	☐	☐
	02. Kenneth C. Froewiss	04. Jean Gleason Stromberg

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

24818_02_070513

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 60 Wall Street New York, NY 10005 on September 4, 2013

Please detach at perforation before mailing.

DWS HIGH INCOME OPPORTUNITIES FUND, INC. (“DHG”) PROXY FOR THE JOINT ANNUAL MEETING OF STOCKHOLDERS TO BE HELD SEPTEMBER 4, 2013	PROXY CARD

The undersigned hereby appoints John Millette, Melinda Morrow and Caroline Pearson, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Joint Annual Meeting of Stockholders of the Fund to be held September 4, 2013 at 1:00 p.m. (Eastern time), at 60 Wall Street, New York, New York 10005, and at any adjournment(s) or postponement(s) thereof.

This proxy is solicited on behalf of the Board of Directors of DWS High Income Opportunities Fund, Inc.

ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as an attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date	DHG_24818_070513

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Stockholders Meeting to Be Held on September 4, 2013.

The Proxy Statement and Proxy Card for this meeting are available at: www.proxy-direct.com/dws-24818

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL BOARD MEMBER  NOMINEES.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:  ¢

VOTE THE PROPOSAL:

			FOR	WITHHOLD	FOR ALL
1.	Election of Class III Board Members:		ALL	ALL	EXCEPT

	01. Henry P. Becton, Jr.	03. William McClayton	☐	☐	☐
	02. Paul K. Freeman	04. Jean Gleason Stromberg

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

24818_03_070513